As filed with the Securities and Exchange Commission on July 30, 1998
                                                    Registration No. 333-59405
==============================================================================



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                                 ------------


                               AMENDMENT NO. 1
                                      TO
                                   FORM S-4


                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                                 ------------

                          TRANS WORLD AIRLINES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                      4512                     43-1145889
         (State of          (Primary Standard Industrial     (I.R.S. Employer
      Incorporation)        Classification Code Number)    Identification No.)

                                 One City Centre
                               515 N. Sixth Street
                            St. Louis, Missouri 63101
                                  (314) 589-3000
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)
                                 ------------


     Gerald L. Gitner                                Copies to:
Chairman and Chief Executive Officer           David W. Hirsch, Esq.
One City Centre, 515 N. Sixth Street         Cleary, Gottlieb, Steen & Hamilton
 St. Louis, Missouri 63101                       One Liberty Plaza
                                                 New York, New York 10006
     (314) 589-3000                               (212) 225-2000
(Name, Address, Including Zip Code, and
Telephone Number, Including Area Code, of
    Agent for Service)
                                 ------------

      Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

      If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_|



      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall
thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange
Commission, acting pursuant to said Section 8(a), may determine.
==============================================================================

          PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  Indemnification of Directors and Officers

      Under the Delaware General Corporation Law (the "DGCL"), directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than a derivative action) if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of TWA and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of a derivative action, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such an action, and the DGCL requires court approval before there can be any indemnification of expenses where the person seeking indemnification has been found liable to TWA.

      The eleventh article of TWA's Third Amended and Restated Certificate of Incorporation ("Article Eleventh") provides that the Company shall indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by law, and the Company may adopt by-laws or enter into agreements with any such person for the purpose of providing for such indemnification.

      To the extent that a director or officer of the Company has been successful on the merits or otherwise (including without limitation settlement by nolo contendere) in defense of any action, suit or proceeding referred to in the immediately preceding paragraph, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      Expenses incurred by an officer, director, employee or agent in defending or testifying in a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Company against such expenses as authorized by Article Eleventh and the Company may adopt by-laws or enter into agreements with such persons for the purpose of providing for such advances.

      The indemnification permitted by Article Eleventh shall not be deemed exclusive of any other rights to which any person may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding an office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

      The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of Article Eleventh or otherwise.

      If the DGCL is amended to further expand the indemnification permitted to directors, officers, employees or agents of the Company, then the Company shall indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

      The obligations of the Company to indemnify any person serving as one of its directors, officers or employees as of or following the Company's '93 Reorganization, by reason of such person's past or future service in such a capacity, or as a director, officer or employee of another corporation, partnership or other legal entity, to the extent provided in Article Eleventh or in similar constituent documents or by statutory law or written agreement of or with the Company, shall be deemed and treated as executory contracts assumed by the Company pursuant to the Company's '93 Reorganization. Accordingly, such indemnification obligations survive and were unaffected by the entry of the order confirming the Company's '93 Reorganization. The obligations of the Company to indemnify any person who, as of the '93 Reorganization, was no longer serving as one of its directors, officers or employees, which indemnity obligation arose by reason of such person's prior service in any such capacity, or as a director, officer or employee of another corporation, partnership or other legal entity, to the extent provided in the certificate of incorporation, by-laws or other constituent documents or by statutory law or written agreement of or with TWA were terminated and discharged pursuant to Section 502(e) of the United States Bankruptcy Code or otherwise, as of the date the '93 Reorganization was confirmed. Nothing contained in the Third Amended and Restated Certificate of Incorporation of the Company shall be deemed to reinstate any obligation of the Corporation to indemnify any person or entity, which was otherwise released under or in connection with the Comprehensive Settlement Agreement entered into pursuant to the '93 Reorganization.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 21.  Exhibits

      (a)  Exhibits

  *2.1   --Joint Plan of Reorganization, dated May 12, 1995
         (Appendix B to the Registrant's Registration Statement on Form S-4, Registration Number 33-84944, as amended)

  *2.2   --Modifications to Joint Plan of Reorganization, dated
         July 14, 1995 and Supplemental Modifications to Joint
         Plan of Reorganization dated August 2, 1995 (Exhibit 2.5 to 6/95 10-Q)

  *2.3   --Findings of Fact, Conclusions of Law and Order
         Confirming Modified Joint Plan of Reorganization, dated
         August 4, 1995, with Exhibits A-B attached (Exhibit 2.6 to 6/95 10-Q)

  *2.4   --Final Decree, dated December 28, 1995, related to the
         '95 Reorganization (Exhibit 2.7 to 12/31/95 Form 10-K)

  *4.1 --Voting Trust Agreement, dated November 3, 1993, between TWA and LaSalle National Trust, N.A. as trustee
         (Exhibit 4.3 to  9/93 10-Q)

  *4.2 --IAM Trans World Employees' Stock Ownership Plan and related Trust Agreement, dated August 31, 1993, between
         TWA, the IAM Plan Trustee Committee and the IAM Trustee
         (Exhibit to 9/93 10-Q)

  *4.3 --IFFA Trans World Employees' Stock Ownership Plan and related Trust Agreement, dated August 31, 1993, between
         TWA, the IFFA Plan Trustee Committee and the IFFA
         Trustee (Exhibit 4.5 to 9/93 10-Q)

  *4.4 --Trans World Airlines, Inc. Employee Stock Ownership Plan, dated August 31, 1993, First Amendment thereto, dated October 31, 1993, and related Trust Agreement, dated August 31, 1993, between TWA and the ESOP Trustee (Exhibit 4.6 to 9/93 10-Q)

  *4.5 --ALPA Stock Trust, dated August 31, 1993, between TWA and the ALPA Trustee (Exhibit 4.7 to 9/93 10-Q)

  *4.6 --Stockholders Agreement, dated November 3, 1993, among TWA, LaSalle National Trust, N.A., as Voting Trustee and the ALPA Trustee, IAM Trustee, IFFA Trustee and Other Employee Trustee (each as defined herein), as amended by the Addendum to Stockholders dated November 3, 1993 (Exhibit 4.8 to 9/93 10-Q)

  *4.7 --Registration Rights Agreement, dated November 3, 1993, between TWA and the Initial Significant Holders (Exhibit
         4.9 to 9/93 10-Q)

  *4.8   --Indenture between TWA and Harris Trust and Savings
         Bank, dated November 3, 1993 relating to TWA's 8% Senior
         Secured Notes Due 2000 (Exhibit 4.11 to 9/93 10-Q)

  *4.9   --Indenture between TWA and American National Bank and
         Trust Company of Chicago, N.A., dated November 3, 1993 relating to TWA's 8% Secured Notes Due 2001 (Exhibit
         4.12 to 9/93 10-Q)

  *4.10  --The TWA Air Line Pilots 1995 Employee Stock Ownership
         Plan, effective as of January 1, 1995 (Exhibit 4.12 to
         9/95 10-Q)

  *4.11  --TWA Air Line Pilots Supplemental Stock Plan, effective
         September 1, 1994 (Exhibit 4.13 to 9/95 10-Q)

  *4.12 --TWA Air Line Pilots Supplemental Stock Plan Trust, effective August 23, 1995 (Exhibit 4.14 to 9/95 10-Q)

  *4.13  --TWA Air Line Pilots Supplemental Stock Plan Custodial
         Agreement, effective August 23, 1995 (Exhibit 4.15 to
         9/95 10-Q)

  *4.14  --Form of Indenture relating to TWA's 8% Convertible
         Subordinated Debentures Due 2006 (Exhibit 4.16 to
         Registrant's  Registration Statement  on Form S-3,
         No. 333-04977)

  *4.15 --Indenture dated as of March 31, 1997 between TWA and First Security Bank, National Association relating to TWA's 12% Senior Secured Notes due 2002 (Exhibit 4.15 to Registrant's Registration Statement on Form S-4, No. 333-26645)

  *4.16  --Form of 12% Senior Secured Note due 2002 (contained in
         Indenture filed as Exhibit 4.15 to 12/31/97 Form 10-K)

  *4.17 --Registration Rights Agreement dated as of March 31, 1997 between the Company and the Initial Purchaser relating to the 12% Senior Secured Notes due 2002 and the warrants to purchase 126.26 shares of TWA Common Stock (Exhibit 4.17 to Registrant's Registration Statement on Form S-4, No. 333-26645)

  *4.18 --Warrant Agreement dated as of March 31, 1997 between the Company and American Stock Transfer & Trust Company, as Warrant Agent, relating to warrants to purchase 126.26 shares of TWA Common Stock (Exhibit 4.18 to Registrant's Registration Statement on Form S-4, No. 333-26645)

  *4.19  --Form of Indenture relating to TWA's 9 1/4% Convertible
         Subordinated Debentures due 2007 (Exhibit 4.19 to
         Registrant's Registration Statement on Form S-3,
         No. 33-44689)

  *4.20  --Registration Rights Agreement dated as of December 2,
         1997 between the Company and the Initial Purchasers
         (Exhibit 4.20 to Registrant's Registration Statement on
         Form S-3, No. 33-44689)

  *4.21 --Indenture dated as of December 9, 1997 by and between TWA and First Security Bank, National Association, as Trustee, relating to TWA's 11 1/2% Senior Secured Notes due 2004 (Exhibit 4.21 to Registrant's Registration Statement on Form S-3, No. 33-44661)

  *4.22 --Form of 11 1/2% Senior Secured Note due 2004 (contained in Indenture filed as Exhibit 4.21 to 12/31/97 Form 10-K)

  *4.23 --Registration Rights Agreement dated as of December 9, 1997 among the Company and Lazard Freres & Co. LLC and PaineWebber Incorporated, as initial purchasers, relating to TWA's 11 1/2% Senior Secured Notes due 2004 (Exhibit 4.23 to Registrant's Registration Statement on Form S-3, No. 33-44661)

  *4.24 --Sale and Service Agreement dated as of December 30, 1997 between TWA and Constellation Finance LLC, as purchaser, relating to TWA's receivables (Exhibit 4.24 to Registrant's Registration Statement on Form S-3, No.
         33-44661)

  *4.25 --Registration Rights Agreement dated as of March 3, 1998 between the Company and the Initial Purchaser

  *4.26 --Indenture dated as of March 3, 1998 by and between TWA and First Security Bank, National Association, as
         Trustee, relating to TWA's 11 3/8% Senior Notes due 2006

  *4.27  --Aircraft Sale and Note Purchase Agreement dated as of
         April 9, 1998 among TWA, First Security Bank, National
         Association, as Owner Trustee and Seven Sixty Seven
         Leasing, Inc.

  *4.28 --Indenture dated as of April 21, 1998 by and between TWA and First Security Bank, National Association, as
         Trustee, relating to TWA's 11 3/8% Senior Secured Notes due 2003

  *4.29 --Form of 11 3/8% Senior Secured Notes due 2003 (contained as Exhibit 1 to Rule 144A/Regulation S Appendix to
         Indenture in Exhibit 4.28)


 **4.30 --Indenture dated as of April 21, 1998 by and between TWA and First Security Bank, National Association, as Trustee, relating to TWA's Mandatory Conversion Equity Notes due 1999

 **4.31  --Form of Mandatory Conversion Equity Note due 1999
         (contained as Exhibit A to Indenture in Exhibit 4.30)


  *4.32 --Registration Rights Agreement dated as of April 21, 1998 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the 11 3/8% Senior Secured Notes Due 2003 (Exhibit 4.31 to Registrant's Registration Statement on Form S-3, filed with the SEC on June 16, 1998)

  *4.33 --Registration Rights Agreement dated as of April 21, 1998 between the Company, Lazard Freres & Co. LLC and First
         Security Bank, National Association relating to the
         Mandatory Conversion Equity Notes Due 1999 (Exhibit 4.32 to Registrant's Registration Statement on Form S-3, filed with the SEC on June 16, 1998)


 **4.34 --Indenture dated as of June 16, 1998 by and between TWA and First Security Bank, National Association, as
         Trustee, relating to TWA's 10 1/4% Senior Secured Notes due 2003

 **4.35 -- Form of 10 1/4% Senior Secured Notes due 2003 (contained as Exhibit 1 to Rule 144A/Regulation S Appendix to Indenture in Exhibit 4.34)

 **4.36 -- Registration Rights Agreement dated as of June 16,1998 between the Company, Lazard Freres & Co. LLC and First
         Security Bank, National Association relating to the 10 1/4 % Senior Secured Notes Due 2003

 **4.37 --Indenture dated as of June 16, 1998 by and between TWA and First Security Bank, National Association, as
         Trustee, relating to TWA's 10 1/4% Mandatory Conversion
         Equity Notes due 1999

 **4.38  --Form of 10 1/4% Mandatory Conversion Equity Notes due
         1999 (contained as Exhibit A to Indenture in Exhibit 4.37)

 **4.39 --Registration Rights Agreement dated as of June 16, 1998 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the 10 1/4% Mandatory Conversion Equity Notes Due 1999

 **5 --Opinion of Cleary, Gottlieb, Steen & Hamilton, Counsel to the Registrant, regarding the validity of the securities being registered


  *12    --Statement re: Computation of Ratio of Fixed Charges
         (Exhibit 12 to Registrant's Registration Statement on
         Form S-3, Regis. No. 333-58481)


 **23.1  --Consent of KPMG Peat Marwick LLP

 **23.2 --Consent of Cleary, Gottlieb, Steen & Hamilton, Counsel to the Registrant (included in Exhibit 5)

 **24    --Powers of Attorney

 **25    --Statement of Eligibility of First Security Bank, National
         Association


   99.1  --Form of Letter of Transmittal

   99.2  --Form of Notice of Guaranteed Delivery

   99.3  --Form of Instruction to Registered Holder and/or
         Book-Entry Transfer Facility Participant from Owner of
         Old Notes

   99.4 --Form of Letter to Registered Holders and Depository Trust Company Participants

   99.5  --Form of Letter to Clients of Depository Trust
         Company Participants

  ---------------
*  Incorporated by reference

** Previously filed


      (b)  Schedules

      All supplementary schedules relating to the Registration Statement are omitted because they are not required or because the required information, where material, is contained in the Consolidated Financial Statements incorporated by reference from the 12/31/97 Form 10-K and 3/31/98 Form 10-Q.

ITEM 22.  Undertakings

      (a)  The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section
           10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      (d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the Trustee to act under subsection (a) of Section 310 of the Trust Indenture Act (the "Act") in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

      (e) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4 or 11 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

      (f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                            SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri, July 29, 1998.


                                  TRANS WORLD AIRLINES, INC.


July 29, 1998
                                  By /s/ Michael J. Palumbo
                                    ---------------------------
                                    Michael J. Palumbo,
                                    Senior Vice President
                                    and Chief Financial Officer



   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.

      Signatures                       Title                       Date
      ----------                       -----                       ----

 /s/ Gerald L. Gitner       Director, Chairman of the Board    July 29, 1998
----------------------      and Chief Executive Officer
  Gerald L. Gitner          (Principal Executive Officer)

/s/ Michael J. Palumbo
----------------------      Senior Vice President and Chief    July 29, 1998
  Michael J. Palumbo        Financial Officer (Principal
                            Financial Officer and Principal
                            Accounting Officer)

         *                  Director                           July 29, 1998
----------------------
  John W. Bachmann

         *                  Director                           July 29, 1998
----------------------
  William F. Compton

         *                  Director                           July 29, 1998
----------------------
  Eugene P. Conese


         *                  Director                           July 29, 1998
----------------------
  Sherry L. Cooper


         *                  Director                           July 29, 1998
----------------------
  Edgar M. House

         *                  Director                           July 29, 1998
----------------------
  Thomas H. Jacobsen

         *                  Director                           July 29, 1998
----------------------
  Myron Kaplan

         *                  Director                           July 29, 1998
----------------------
  David M. Kennedy

         *                  Director                           July 29, 1998
----------------------
General Merrill A. McPeak


         *                  Director                           July 29, 1998
----------------------
  Thomas F. Meagher


         *                  Director                           July 29, 1998
----------------------
   Brent S. Miller


         *                  Director                           July 29, 1998
----------------------
 William O'Driscoll


         *                  Director                           July 29, 1998
----------------------
 G. Joseph Reddington


         *                  Director                           July 29, 1998
----------------------
  Blanche M. Touhill




*By: /s/ Kathleen A. Soled                                     July 29, 1998
--------------------------
 Kathleen A. Soled
 as Attorney-in-fact

                          EXHIBIT INDEX

   *2.1        --Joint Plan of Reorganization, dated May 12, 1995
                 (Appendix B to the Registrant's Registration Statement on Form S-4, Registration Number 33-84944, as amended)

   *2.2        --Modifications to Joint Plan of Reorganization, dated
                 July 14, 1995 and Supplemental Modifications to Joint Plan of Reorganization dated August 2, 1995 (Exhibit 2.5 to 6/95 10-Q)

   *2.3        --Findings of Fact, Conclusions of Law and Order
                 Confirming Modified Joint Plan of Reorganization, dated August 4, 1995, with Exhibits A-B attached (Exhibit 2.6 6/95 10-Q)

   *2.4        --Final Decree, dated December 28, 1995, related to the
                '95 Reorganization (Exhibit 2.7 to 12/31/95 Form 10-K)

   *4.1        --Voting Trust Agreement, dated November 3, 1993,
                 between TWA and LaSalle National Trust, N.A. as trustee (Exhibit 4.3 to 9/93 10-Q)

   *4.2        --IAM Trans World Employees' Stock Ownership Plan
                 and related Trust Agreement, dated August 31,
                 1993, between TWA, the IAM Plan Trustee Committee and the IAM Trustee (Exhibit to 9/93 10-Q)

   *4.3        --IFFA Trans World Employees' Stock Ownership Plan
                 and related Trust Agreement, dated August 31, 1993, between TWA, the IFFA Plan Trustee Committee and the IFFA Trustee (Exhibit 4.5 to 9/93 10-Q)

   *4.4        --Trans World Airlines, Inc. Employee Stock
                 Ownership Plan, dated August 31, 1993, First
                 Amendment thereto, dated October 31, 1993, and related Trust Agreement, dated August 31, 1993, between TWA and the ESOP Trustee (Exhibit 4.6 to 9/93 10-Q)

   *4.5        --ALPA Stock Trust, dated August 31, 1993, between TWA
                 and the ALPA Trustee (Exhibit 4.7 to 9/93 10-Q)

   *4.6        --Stockholders Agreement, dated November 3, 1993,
                 among TWA, LaSalle National Trust, N.A., as Voting Trustee and the ALPA Trustee, IAM Trustee, IFFA Trustee and Other Employee Trustee (each as defined herein), as amended by the Addendum to Stockholders dated November 3, 1993 (Exhibit 4.8 to 9/93 10-Q)

   *4.7        --Registration Rights Agreement, dated November 3,
                 1993, between TWA and the Initial Significant
                 Holders (Exhibit 4.9 to 9/93 10-Q)

   *4.8        --Indenture between TWA and Harris Trust and
                 Savings Bank, dated November 3, 1993 relating to
                 TWA's 8% Senior Secured Notes Due 2000 (Exhibit
                 4.11 to 9/93 10-Q)

   *4.9        --Indenture between TWA and American National Bank
                 and Trust Company of Chicago, N.A., dated November 3, 1993 relating to TWA's 8% Secured Notes Due
                 2001 (Exhibit 4.12 to 9/93 10-Q)

   *4.10       --The TWA Air Line Pilots 1995 Employee Stock
                 Ownership Plan, effective as of January 1, 1995
                 (Exhibit 4.12 to 9/95 10-Q)

   *4.11       --TWA Air Line Pilots Supplemental Stock Plan, effective
                 September 1, 1994 (Exhibit 4.13 to 9/95 10-Q)

   *4.12       --TWA Air Line Pilots Supplemental Stock Plan
                 Trust, effective August 23, 1995 (Exhibit 4.14 to
                 9/95 10-Q)

   *4.13       --TWA Air Line Pilots Supplemental Stock Plan Custodial
                 Agreement, effective August 23, 1995 (Exhibit 4.15 to
                 9/95 10-Q)

   *4.14       --Form of Indenture relating to TWA's 8% Convertible
                 Subordinated Debentures Due 2006 (Exhibit 4.16 to Registrant's Registration Statement on Form S-3,
                 No. 333-04977)

   *4.15       --Indenture dated as of March 31, 1997 between TWA
                 and First Security Bank, National Association relating to TWA's 12% Senior Secured Notes due 2002 (Exhibit 4.15 to Registrant's Registration Statement on Form S-4, No. 333-26645)

   *4.16       --Form of 12% Senior Secured Note due 2002 (contained
                 in Indenture filed as Exhibit 4.15 to
                 12/31/97 Form 10-K)

   *4.17       --Registration Rights Agreement dated as of March
                 31, 1997 between the Company and the Initial
                 Purchaser relating to the 12% Senior Secured Notes due 2002 and the warrants to purchase 126.26 shares of TWA Common Stock (Exhibit 4.17 to Registrant's Registration Statement on Form S-4, No. 333-26645)

   *4.18       --Warrant Agreement dated as of March 31, 1997
                 between the Company and American Stock Transfer & Trust Company, as Warrant Agent, relating to warrants to purchase 126.26 shares of TWA Common Stock (Exhibit 4.18 to Registrant's Registration Statement on Form S-4, No. 333-26645)

   *4.19       --Form of Indenture relating to TWA's 9 1/4% Convertible
                 Subordinated Debentures due 2007 (Exhibit 4.19 to Registrant's Registration Statement on Form S-3, No. 33-44689)

   *4.20       --Registration Rights Agreement dated as of December 2, 1997 between the Company and the Initial Purchasers (Exhibit
                 4.20 to Registrant's Registration Statement on Form S-3, No. 33-44689)

   *4.21       --Indenture dated as of December 9, 1997 by and
                 between TWA and First Security Bank, National Association, as Trustee, relating to TWA's 11 1/2% Senior Secured Notes due 2004 (Exhibit 4.21 to Registrant's Registration Statement on Form S-3, No. 33-44661)

   *4.22       --Form of 11 1/2% Senior Secured Note due 2004
                 (contained in Indenture filed as Exhibit 4.21 to 12/31/97 Form 10-K)

   *4.23       --Registration Rights Agreement dated as of
                 December 9, 1997 among the Company and Lazard Freres & Co. LLC and PaineWebber Incorporated, as initial purchasers, relating to TWA's 11 1/2% Senior Secured Notes due 2004 (Exhibit 4.23 to Registrant's Registration Statement on Form S-3, No. 33-44661)

   *4.24       --Sale and Service Agreement dated as of December
                 30, 1997 between TWA and Constellation Finance LLC, as purchaser, relating to TWA's receivables (Exhibit 4.24 to Registrant's Registration Statement on Form S-3, No. 33-44661)

   *4.25       --Registration Rights Agreement dated as of March 3, 1998
                 between the Company and the Initial Purchaser

   *4.26       --Indenture dated as of March 3, 1998 by and
                 between TWA and First Security Bank, National
                 Association, as Trustee, relating to TWA's 11 3/8% Senior Notes due 2006

   *4.27       --Aircraft Sale and Note Purchase Agreement dated
                 as of April 9, 1998 among TWA, First Security
                 Bank, National Association, as Owner Trustee and
                 Seven Sixty Seven Leasing, Inc.

   *4.28       --Indenture dated as of April 21, 1998 by and
                 between TWA and First Security Bank, National
                 Association, as Trustee, relating to TWA's 11 3/8% Senior Secured Notes due 2003

   *4.29       --Form of 11 3/8% Senior Secured Notes due 2003
                 (contained as Exhibit 1 to Rule 144A/Regulation S Appendix to Indenture in Exhibit 4.28)


  **4.30       -- Indenture dated as of April 21, 1998 by and between TWA and First Security Bank, National Association, as Trustee, relating to TWA's Mandatory Conversion Equtiy Notes due 1999

  **4.31       --Form of Mandatory Conversion Equity Note due 1999
                 (contained as Exhibit A to Indenture in Exhibit 4.30)


   *4.32       --Registration Rights Agreement dated as of April
                 21, 1998 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the 11 3/8% Senior Secured Notes Due 2003 (Exhibit 4.31 to Registrant's Registration Statement on Form S-3, filed with the SEC on June 16, 1998)

   *4.33       --Registration Rights Agreement dated as of April
                 21, 1998 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the Mandatory Conversion Equity Notes Due 1999 (Exhibit 4.32 to Registrant's Registration Statement on Form S-3, filed with the SEC on June 16, 1998)


 **4.34        --Indenture dated as of June 16, 1998 by and
                 between TWA and First Security Bank, National
                 Association, as Trustee, relating to TWA's 10 1/4% Senior Secured Notes due 2003

 **4.35        --Form of 10 1/4% Senior Secured Notes Due 2003
                 (contained as Exhibit 1 to Rule 144A/Regulation S Appendix to Indenture in Exhibit 4.34)

 **4.36        --Registration Rights Agreemnt dated as of June 16,1998
                 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the 10 1/4% Senior Secured Notes Due 2003

 **4.37        --Indenture dated as of June 16, 1998 by and
                 between TWA and First Security Bank, National
                 Association, as Trustee, relating to TWA's 10 1/4% Mandatory Conversion Equity Notes due 1999


 **4.38        --Form of 10 1/4% Mandatory Conversion Equity
                 Notes due 1999 (contained as Exhibit A to
                 Indenture in Exhibit 4.37)

 **4.39        --Registration Rights Agreement dated as of June
                 16, 1998 between the Company, Lazard Freres & Co. LLC and First Security Bank, National Association relating to the 10 1/4% Mandatory Conversion Equity Notes Due 1999

 **5           --Opinion of Cleary, Gottlieb, Steen & Hamilton,
                 Counsel to the Registrant, regarding the validity of the securities being registered


  *12          --Statement re: Computation of Ratio Earnings to Fixed Charges
                 (Exhibit 12 to Registrant's Registration Statement on
                 Form S-3, Regis. No. 333-58481)


 **23.1        --Consent of KPMG Peat Marwick LLP

 **23.2        --Consent of Cleary, Gottlieb, Steen & Hamilton,
                 Counsel to the Registrant (included in Exhibit 5)

 **24          --Powers of Attorney

 **25          --Statement of Eligibility of First Security Bank,
                 National Association


   99.1        --Form of Letter of Transmittal

   99.2        --Form of Notice of Guaranteed Delivery

   99.3        --Form of Instruction to Registered Holder and/or
                 Book-Entry Transfer Facility Participant from
                 Owner of Old Notes

   99.4        --Form of Letter to Registered Holders and
                 Depository Trust Company Participants

   99.5        --Form of Letter to Clients of Depository Trust
                 Company Participants

   ---------------
*    Incorporated by reference

**   Previously filed